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                                                           Exhibit 10.3.1.a


                                FIRST AMENDMENT

                                       TO

               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT



  THIS FIRST AMENDMENT ("Amendment") is entered into as of March 30, 1994, by and among TELXON CORPORATION, THE RETAIL TECHNOLOGY GROUP, INC., TELETRANSACTION CORP., ITRONIX CORPORATION, MICROOFFICE SYSTEMS TECHNOLOGY, INC., and PTC AIRCO, INC. (jointly and severally, "Borrowers"), and THE BANK OF NEW YORK COMMERCIAL CORPORATION, as Lender and as Agent (as such terms are defined below).

                                   BACKGROUND
                                   ----------

  Borrowers have entered into a Revolving Credit, Term Loan and Security Agreement dated as of October 20, 1993 with the various financial institutions named therein or which hereafter become a party thereto (collectively, "Lenders") and The Bank of New York Commercial Corporation, as agent for Lenders ("Agent") (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which certain financial accommodations are provided to Borrowers.

  Borrowers, Lenders and Agent anticipated that the Term Loan to be made under the Loan Agreement would be made in installments upon completion of the various structures being built on the Texas Real Property. Borrowers have requested that Lenders and Agent amend the Loan Agreement to affect this understanding, and Lenders and Agent are willing to do so on the terms and conditions hereafter set forth.

  NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and each Lender and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

  2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

  (a) The following defined terms are hereby added in their appropriate alphabetical order to Section 1.2 of the Loan Agreement:






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   "METANETICS" shall mean Metanetics Corporation, a corporation organized under the laws of the State of Delaware.

   "PENRIGHT!" shall mean PenRight! Corporation, a corporation organized under the laws of the State of Delaware.

  (b) The definition of "AERONET" in Section 1.2 of the Loan Agreement is hereby amended in its entirety to provide as follows:

   "AIRONET" shall mean AIRONET Wireless Communications, Inc., a corporation organized under the laws of the State of Delaware.

  (c) The following defined terms in Section 1.2 of the Loan Agreement are hereby amended in their entirety to provide as follows:

   "GUARANTOR" shall mean the Foreign Subsidiary Guarantors, AIRONET, Telxon Trading, Penright!, Metanetics and any other Person who executes a Guaranty.

   "GUARANTOR SECURITY AGREEMENTS" shall mean individually and collectively, each security agreement executed by Telxon Foreign, AIRONET, Telxon Trading, Penright!, Metanetics and any other Subsidiary of Telxon in favor of Agent.

   "REQUIRED LENDERS" means at any time Lenders holding Commitment Percentages of at least Sixty-Six and Two-Thirds Percent (66 2/3%). In the event any Lender fails to comply with its commitments hereunder (after the Agent shall have given each non-defaulting Lender other than BNYCC the option (which must be exercised within one (l) Business Day) to fund its pro rata share of the amount not funded by any defaulting Lender or, in the event only one non-defaulting Lender so opts to purchase the amount not funded by the defaulting Lender, such Lender funds the entire defaulted amount), the Commitment Percentages of all Lenders shall be recalculated for purposes of this definition, so that the Commitment Percentage of any Lender is equal to a percentage equivalent of a fraction of which the numerator is the outstanding balance of Advances made by such Lender, including Letters of Credit and Alternate Currency Advances which such Lender has an obligation to participate in, and the denominator is the total outstanding principal balance of all Advances.

   "TERM LOAN EFFECTIVE DATE" shall mean for each installment of the Term Loan the date all conditions precedent set forth in Sections 8.2 and 8.3 have been satisfied or to the extent not satisfied, waived by Agent and Lenders.





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  (d)  Schedule 1.2 of the Loan Agreement is hereby amended by adding the following language at the end thereof:

  "7. The Lien by General Electric Capital Corporation against PTC on the following equipment: One (1) 1979 Falcon 20F S/N 403, N#108BG with Two (2) General Electric CF700-2DE Engines S/N's 304496B, 304495B with all attachments and accessories."

  (e) The following language is hereby added to the end of Section 2.4 of the Loan Agreement:

  "Notwithstanding any other provision of this Agreement, Lenders may fund a portion of the Term Loan as each building upon the Texas Real Property is completed. For purposes of this Agreement, any references to the Term Loan and the Term Loan Effective Date shall be equally applicable to each funding of the Term Loan. Section 8.3 shall be applicable to each and every funding of the Term Loan. Each funding of the Term Loan shall be evidenced by a separate Term Note. In no event shall the aggregate amount of the fundings of the Term Loan exceed the Term Loan Amount. Lenders and/or Agent may request that any and all Term Notes and other documents relating to the separate fundings of the Term Loan be consolidated, and Borrowers agree to deliver such documentation that Lenders or Agent reasonably deem necessary to effect such consolidation."

  (f) Section 2.5 of the Loan Agreement is hereby amended in its entirety to provide as follows:

  "2.5   MAXIMUM ADVANCES.  The aggregate balance of Advances outstanding at any time shall not exceed the lesser of (a) Maximum Loan Amount or (b) the sum of Formula Amount plus the outstanding principal balance of the Term Loan."

  (g) The first sentence of Section 6.14 of the Loan Agreement is hereby amended in its entirety to provide as follows:

  "6.14. GUARANTEES. No later than April 8, 1994, deliver to Agent in form and substance satisfactory to Lenders, (a) Guarantees duly executed by each of Telesystems, Telxon Canada, Telxon UK, Telxon Foreign, Telxon Trading, AIRONET, Penright! and Metanetics, (b) Guarantor Security Agreements duly executed by each of Telxon Foreign, Telxon Trading, AIRONET, Penright! and Metanetics with respect to all of the assets of Telxon Foreign, Telxon Trading, AIRONET, Penright! and Metanetics and by Telesystems with respect to certain patents owned by Telesystems, and (c) duly executed legal opinions which shall cover such matters incident to the Guarantees and Guarantor Security Agreements (other than those of Telxon Foreign) as Agent may reasonably require."

  (h) Schedule 7.8 to the Loan Agreement is hereby amended by adding the following language at the end thereof:





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  "2.  Promissory Note dated March ___, 1994 made by PTC in favor of General
Electric Capital Corporation in the amount of $2,100,000."

 (i)  The following language is hereby added to the Loan Agreement as Section
12.4:

  "12.4. DTPA WAIVER. TO THE FULLEST EXTENT ALLOWED BY TEXAS LAW, BORROWERS HEREBY WAIVE ALL PROVISIONS OF THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT ("DTPA"), OTHER THAN SECTION 17.555 (PERTAINING TO CONTRIBUTION AND INDEMNITY) OF THE DTPA, WITH RESPECT TO OR CONCERNING THIS AGREEMENT, THE MORTGAGES OR THE NOTE, OR THE TRANSACTIONS PURSUANT TO WHICH THEY ARE EXECUTED, OR ANY TRANSACTIONS OR OTHER DEALINGS HERETOFORE, HEREAFTER OR CONTEMPORANEOUSLY ARISING OR OCCURRING WITH RESPECT TO ANY OF THE FOREGOING, AND TELXON EXPRESSLY WARRANTS AND REPRESENTS THAT IT HAS ASSETS OF $5,000,000 OR MORE AND EACH BORROWER EXPRESSLY WARRANTS AND REPRESENTS THAT IT (a) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THIS TRANSACTION, (b) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDERS OR AGENT AND
(c) HAS BEEN REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. BORROWERS AGREE THAT SUCH REPRESENTATIONS AND WARRANTIES SHALL CONSTITUTE PRIMA FACIE EVIDENCE OF SUCH FACTS CONTAINED THEREIN IN ANY LITIGATION WHEREIN THIS WAIVER IS ASSERTED."

  3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of March 30, 1994, when and only when Agent shall have received four (4) copies of this Amendment executed by Borrowers and such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

  4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants as follows:

     (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

     (b) No Event of Default or Default has occurred and is continuing, or would exist after giving effect to this Amendment.

     (c) Each Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

  5. EFFECT ON THE LOAN AGREEMENT.





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  (a)  Upon the effectiveness of SECTION 2 hereof, each reference in the Loan
Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

  6. EXPENSES. Each Borrower agrees that any expenses incurred by Agent and/or Lenders in connection with any action taken by them under any Guaranty, Guarantor Security Agreement, patent collateral security agreement, assignment of security or any other agreement executed by any Guarantor shall constitute Indebtedness of the Borrowers hereunder and shall be charged to the Borrowers' account as Revolving Advances.

  7. ADDITIONAL FINANCING. In the event that Borrowers obtain financing from one or more lenders other than Lenders and such lenders desire to obtain a Lien on the Texas Real Property, Borrowers shall execute and/or deliver prior to the granting of such Lien any and all documents and agreements reasonably requested by Agent and/or Lenders in order to protect their interests in the Collateral (other than the Texas Real Property), including, but not limited to, mortgagee waivers, subordination agreements and intercreditor agreements.

  8. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

  9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

  10. COUNTERPARTS. This Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.





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  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                                            TELXON CORPORATION

                                            By:_____________________________
                                            Name:
                                            Title:
                                                3330 West Market Street
                                                Akron, Ohio  44333


                                            THE RETAIL TECHNOLOGY GROUP, INC.


                                            By:________________________________
                                            Name:
                                            Title:
                                                3330 West Market Street
                                                Akron, Ohio  44333


                                            TELETRANSACTION CORP.


                                            By:________________________________
                                            Name:
                                            Title:
                                                3330 West Market Street
                                                Akron, Ohio  44333


                                            ITRONIX CORPORATION


                                            By:________________________________
                                            Name:
                                            Title:
                                                South 801 Stevens
                                                Spokane, WA  99204


                                            MICROOFFICE SYSTEMS TECHNOLOGY, INC.


                                            By:________________________________
                                            Name:
                                            Title:
                                                3330 West Market Street
                                                Akron, Ohio  44333





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                                             PTC AIRCO, INC.


                                   By:________________________________
                                   Name:
                                   Title:
                                       3330 West Market Street
                                       Akron, Ohio  44333


                                   THE BANK OF NEW YORK COMMERCIAL


                                   By:________________________________
                                      Daniel J. Murray, Vice President
                                      350 Fifth Avenue
                                      New York, New York  10036

                                   COMMITMENT PERCENTAGE:  100%


                                   THE BANK OF NEW YORK COMMERCIAL
                                   CORPORATION, as Agent


                                   By:________________________________
                                      Daniel J. Murray, Vice President





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